Exhibit 99.3

First Quarter 2018 Financial Results May 2, 2018 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules Introductions • • • Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Investor Relations Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Aggregate Adjusted EBITDA and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. 2

Key Points

TRINSEO

Record Profitability in Q1 2018

- First quarter record net income, EPS, Adj EBITDA*, and Adj EPS*
- Net income of $120 million and Adj EBITDA* of $195 million
- Results exceeded prior guidance due to higher than expected styrene margins and continued solid performance across all segments

Continued Progress on Initiatives to meet Growth Targets

- On track for $100MM Adj EBITDA growth target from 2016 to 2019
- ~$50MM of Adj EBITDA growth expected from 2016 to 2018 across Latex Binders, Synthetic Rubber, and Performance Plastics; includes improvement in polycarbonate and $8MM of negative net timing impacts
- ABS plant in China, Synthetic Rubber SSBR expansion and pilot plant onstream – record SSBR sales volume in Q1 2018

Transitioning Business Services

- Transition out of remaining Dow-provided business services (e.g. IT, Accounts Payable, Purchasing)
- Build process capability and drive future process improvements
- Includes ownership and maintenance of our ERP system

Q2 2018 Outlook

- Net income of $93MM to $101MM, Diluted EPS of $2.10 to $2.28
- Adj EBITDA* of $160MM to $170MM, Adj EPS* of $2.10 to $2.28
- Assumes no impact from net timing and no impact from unplanned styrene outages beyond our current visibility for the quarter

Full Year 2018 Outlook

- Net income of $392MM to $408MM, Diluted EPS of $8.82 to $9.19
- Adj EBITDA* of $665MM to $685MM, Adj EPS* of $8.87 to $9.24
- Outlook excludes additional unplanned styrene outages and any net timing impacts beyond the unfavorable net timing impact of $7 million from the first quarter

* See Appendix for reconciliation of non-GAAP measures.

3

Trinseo Q1 2018 Financial Results Adjusted EBITDA* ($MM) Net Sales & Net Income ($MM) EPS ($) Q1'18 Q1'17 Q1'18 Q1'17 $1,122 $1,104 $2.76 $195 $182 Net Sales Net Income Diluted EPS Adj EPS* Q1'18 Q1'17 (5%) (5%) 10% 1% 2% * See Appendix for reconciliation of non-GAAP measures. 4 •Record profitability in the quarter with solid fundamentals •Net income and Adjusted EBITDA* included an unfavorable net timing impact of about $7 million on a pre-tax basis •Cash from operations of $41 million and Free Cash Flow* of $10 million impacted by a $105 million working capital build due to rising styrene and butadiene prices and ahead of Q2 maintenance; $24 million of share repurchases during the quarter Vol Price FX Portfolio Total $2.71 $2.42 $2.59 $120$117

Latex Binders Net Sales ($MM) Adjusted EBITDA ($MM) Volume (MM Lbs) $37 301 $289 Q1'18 Q1'17 Q1'18 Q1'17 Q1'18 Q1'17 (9%) (9%) 6% 0% (12%) 5 •Lower volume versus prior year due to market declines in Europe and North America carpet and coated paper •Adjusted EBITDA decline year due to lower sales volume as well as prior year raw material dynamics; expected runrate ~$30MM / quarter Vol Price FX Portfolio Total $255 274 $27

Synthetic Rubber Net Sales ($MM) Adjusted EBITDA ($MM) Volume (MM Lbs) $46 179 $163 Q1'18 Q1'17 Q1'18 Q1'17 Q1'18 Q1'17 (6%) (15%) 13% (9%) 6 •Lower Adjusted EBITDA versus prior year due to favorable prior year net timing and butadiene arbitrage impacts •Record SSBR volume in Q1 as we ramp up new capacity; lower YoY sales volume driven by ESBR Vol Price FX Total $149 164 $26

Performance Plastics Net Sales ($MM) Adjusted EBITDA ($MM) $66 Volume (MM Lbs) 351 344 $403 Q1'18 Q1'17 Q1'18 Q1'17 Q1'18 Q1'17 (0%) 3% 12% 4% 20% 7 •Net sales increase vs prior year driven by higher polycarbonate pricing and the pass through of higher raw material costs •Adjusted EBITDA increase due to higher polycarbonate margins from favorable supply / demand dynamics Vol Price FX Portfolio Total $337 $52

Polystyrene Net Sales ($MM) $240 Adjusted EBITDA ($MM) Volume (MM Lbs) $14 311 308 Q1'18 Q1'17 Q1'18 Q1'17 Q1'18 Q1'17 (1%) (4%) 10% 5% 8 •Net sales increase vs prior year due mainly to favorable currency impacts •Adjusted EBITDA lower than prior year due primarily to favorable net timing in the prior year, which was partially offset by higher raw material costs Vol Price FX Total $10 $228

Feedstocks & Americas Styrenics Adjusted EBITDA ($MM) Adjusted EBITDA ($MM) $46 $42 $42 Q1'18 Q1'17 Q1'18 Q1'17 maintenance outage and higher 9 •Record Adjusted EBITDA in Q1 2018 •YoY increase due to prior year margins •Dividends: $30 million in Q1 2018 •Higher production volumes in current year due to prior year 6-week planned outage; offset by favorable prior year raw material timing $18 AMERICAS STYRENICS FEEDSTOCKS

Western Europe and Asia Styrene Margin Trends

TRINSEO

Western Europe Margin (1)


Q1 to Q2
~($75/MT)
SM Margin over Raw Materials
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$482
$233
$319
$413
$428
$639
$476
$292
$306
$380
$612
$683
$555
$471
$426
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18

Asia Margin (2)


Q1 to Q2
~($25/MT)
SM Margin over Raw Materials
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$152
$137
$241
$294
$237
$322
$189
$206
$202
$231
$322
$262
$292
$256
$202
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18

Trinseo's Feedstocks reporting segment captures styrene monomer margin through both internally produced and cost-based purchases of styrene. In 2018, we estimate that we will produce approximately 700 kilotons of styrene in Western Europe and purchase approximately 185 kilotons of styrene in Asia with cost-based economics. With all other inputs remaining equal, a $50 per metric ton change in styrene margins would be expected to impact the Feedstocks reporting segment's annual Adjusted EBITDA by approximately $35 million in Europe and approximately $9 million in Asia. Other factors that could impact the Feedstocks segment Adjusted EBITDA include, but are not limited to, utilities, freight, manufacturing costs, overhead costs, production outages, currency, discounts of styrene, benzene, and ethylene, as well as raw material timing.

SOURCE: Western Europe Styrene, Benzene, Ethylene Prices: ICIS. Asia Styrene, Benzene, Ethylene prices: IHS. Styrene margin over raw materials: Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene).

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Styrene Supply/Demand Outlook Projected Styrene Capacity Additions (kT) Global Styrene Supply / Demand Outlook 86% to 91% 85% to 89% +2,005 84% to 100% 89% Growth +668 +555 00 0% 2015 2016 2017 2018 2019 2020 2021 2022 2017 2018 2019 2020 2021 2022 Supply Op Rate - Base Demand Op Rate incl Closures/Delay (1) • • 2018 global supply of ~34,000 kilotons Supply outlook accounts for expected supply additions with no anticipated closures; demand outlook assumes 2.3% CAGR from 2017 to 2022 Increasing operating rates through 2019 2020 through 2022 operating rates consistent with levels of last several years • • (1) Assumes 500 kilotons of capacity closures in each of 2020, 2021, and 2022 as well as a 6-month delay in plants assumed to come onstream in 2020 through 2022 SOURCE: Trinseo 11 Supply / Demand (kT) Operating Rate Projected operating rates from 2019 to 2022 are expected to be in the mid to high 80s, similar to levels from 2015 to 2018 84%86%87%88%87% Demand +1,585 +6 +332

Q2 and Full Year 2018 Outlook

TRINSEO

	Q2 Adj EBITDA* ($MM)	FY Adj EBITDA*	Assumptions
Latex Binders	~$30	~$120	• Continued steady performance
Synthetic Rubber	~$25	~$105	• Strong SSBR volume continues into Q2 • YoY growth driven by SSBR capacity expansion and new products
Performance Plastics	$55 - $60	~$255	• Planned maintenance driving lower Q2 (inventory draw) • Full year growth driven by ABS capacity, API Plastics
Polystyrene	~$12	~$45	• Stronger Q2 after Q1 destocking from higher styrene prices • Full year performance roughly flat YoY
Feedstocks	~$25	~$100	• Q2 sequentially lower as styrene supply returns after planned and unplanned outages • Includes known unplanned outage impacts
Americas Styrenics	$35 - $40	~$145	• Lower Q2 margins as more styrene supply is available, but still strong performance • Includes known unplanned outage impacts
Corporate	~($23)	~($95)	• Effective tax rate of ~19% • Cash Paid for Interest of ~$50 million, Cash Paid for Income Taxes of ~$90 million, CapEx of ~$150 million
Net Income	$93 - $101	$392 - $408	
Adjusted EBITDA*	$160 - $170	$665 - $685	
EPS	$2.10 - $2.28	$8.82 - $9.19	
Adj EPS*	$2.10 - $2.28	$8.87 - $9.24	

* See Appendix for reconciliation of non-GAAP measures

12

$100 Million Growth Target

TRINSEO

2016 to 2018 Progress



Aggregate Adjusted EBITDA[1] ($MM)
$52MM Growth
$437
($9)
+$26
($6)
+$32
$480
2016
SSPC Divestiture
Latex Binders
Synthetic Rubber
Perf Plastics ex SSPC
2018

- $100 million growth target - growth across the Latex Binders, Synthetic Rubber, and Performance Plastics segments from 2016 to 2019
- 2016 to 2018 Aggregate Adjusted EBITDA increase of $52 million
  - Excludes impact from SSPC divestiture
  - Includes $8 million of unfavorable net timing impacts
- Includes significant improvement from our polycarbonate business (which is now reported in our Performance Plastics segment)

Aggregate Adj EBITDA ($MM)	2016	2018
Latex Binders Adj EBITDA	94	120
Synthetic Rubber Adj EBITDA	111	105
Performance Plastics Adj EBITDA	232	255
Aggregate Adj EBITDA	437	480

1) Aggregate Adjusted EBITDA is a non-GAAP financial performance measure, which we define as the sum of the segment Adjusted EBITDA for each of our Latex Binders, Synthetic Rubber, and Performance Plastics segments. We are providing management and investors with this performance measure as an indicator of the Company's performance in reaching its growth target across these segments. For the reconciliation of this non-GAAP measure see the table on this slide 13.

13

2018 Cash Generation $MM Net Income Guidance Midpoint 400 Adj EBITDA Guidance Midpoint Cash Paid for Income Taxes Cash Paid for Interest Business Services Transition Working Capital 675 (90) (50) (25) (30) • $30MM of structural working capital build from growth projects Assumes no other changes in working capital from raw material price changes, etc. • Cash from Operations CapEx 480 (150) Free Cash Flow 330 14

Appendix ™ Trademark of Trinseo S.A. or its affiliates

US GAAP to Non-GAAP Reconciliation 16 NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 – Press Release, May 2, 2018. Totals may not sum due to rounding. Profitability Outlook

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	2015	2016	2017
Net Income (Loss)	**37.7**	**0.8**	**52.1**	**43.1**	**76.7**	**95.8**	**67.3**	**78.5**	**117.3**	**60.2**	**33.2**	**117.7**	**120.3**	**133.6**	**318.3**	**328.3**
Interest expense, net	28.9	25.6	19.5	19.3	18.9	18.8	18.8	18.4	18.2	18.7	18.4	14.8	14.9	93.2	75.0	70.1
Provision for (benefit from) income taxes	17.9	7.5	21.2	23.6	21.9	28.6	16.0	20.5	29.3	18.8	8.3	26.4	24.9	70.2	87.0	82.8
Depreciation and amortization	22.5	21.7	23.0	29.5	23.2	24.9	23.8	24.7	24.7	26.3	29.2	30.3	31.9	96.8	96.4	110.6
EBITDA	107.0	55.6	115.8	115.5	140.7	168.1	125.9	142.1	189.5	124.0	89.1	189.2	192.0	393.8	576.7	591.8
Loss on extinguishment of long-term debt	-	95.2	-	-	-	-	-	-	-	-	65.3	-	-	95.2	-	65.3
Other items	1.3	0.6	0.3	-	1.8	0.3	0.3	(6.8)	-	-	1.6	(21.6)	2.7	2.2	(4.4)	(19.9)
Restructuring and other charges	0.5	(0.1)	0.1	0.2	0.7	1.1	16.8	4.9	2.1	1.1	1.5	1.2	0.5	0.8	23.5	6.0
Net (gains) / losses on dispositions of businesses and assets	-	-	-	-	-	12.9	0.3	1.8	(9.9)	-	0.2	-	(0.5)	-	15.1	(9.7)
Acquisition transaction and integration costs	-	-	-	-	-	-	-	-	-	1.1	3.8	(0.1)	0.3	-	-	4.7
Asset impairment charges or write-offs	-	-	-	-	-	-	-	-	-	-	4.3	-	-	-	-	4.3
Adjusted EBITDA	108.8	151.3	116.2	115.7	143.2	182.4	143.3	142.0	181.7	126.2	165.8	168.7	195.0	492.0	610.9	642.5
Adjusted EBITDA to Adjusted Net Income																
Adjusted EBITDA	108.8	151.3	116.2	115.7	143.2	182.4	143.3	142.0	181.7	126.2	165.8	168.7	195.0	492.0	610.9	642.5
Interest expense, net	28.9	25.6	19.5	19.3	18.9	18.8	18.8	18.4	18.2	18.7	18.4	14.8	14.9	93.2	75.0	70.1
Provision for (benefit from) income taxes - Adjusted	18.3	25.5	22.3	18.7	22.4	28.8	21.4	22.0	29.5	19.2	21.0	28.4	26.0	84.9	94.6	98.2
Depreciation and amortization - Adjusted	22.3	21.6	22.1	23.4	22.6	24.9	23.3	24.7	24.2	25.8	28.6	30.0	31.7	89.3	95.4	108.6
Adjusted Net Income	39.3	78.6	52.3	54.3	79.3	109.9	79.8	76.9	109.8	62.5	97.8	95.5	122.4	224.6	345.9	365.6
Wtd Avg Shares - Diluted (000)	*48,851*	*48,907*	*48,989*	*49,067*	*49,086*	*47,857*	*46,961*	*45,754*	*45,313*	*44,995*	*44,782*	*44,734*	*44,430*	*48,970*	*47,478*	*44,973*
Adjusted EPS - Diluted ($)	*0.80*	*1.61*	*1.07*	*1.11*	*1.62*	*2.30*	*1.70*	*1.68*	*2.42*	*1.39*	*2.18*	*2.14*	*2.76*	*4.59*	*7.28*	*8.13*
Adjustments by Statement of Operations Caption																
Loss on extinguishment of long-term debt	-	95.2	-	-	-	-	-	-	-	-	65.3	-	-	95.2	-	65.3
Cost of sales	-	-	-	-	-	-	-	-	-	-	2.4	(18.4)	-	-	-	(16.0)
Selling, general and administrative expenses	1.8	0.5	0.4	0.2	2.5	1.4	17.1	4.9	2.1	2.2	7.6	(2.1)	3.5	3.0	25.9	9.9
Other expense (income), net	-	-	-	-	-	12.9	0.3	(5.0)	(9.9)	-	1.4	-	(0.5)	-	8.3	(8.5)
Total EBITDA Adjustments	1.8	95.7	0.4	0.2	2.5	14.3	17.4	(0.1)	(7.8)	2.2	76.7	(20.5)	3.0	98.2	34.2	50.7
Free Cash Flow Reconciliation																
Cash provided by operating activities					84.9	94.8	145.0	79.0	(25.7)	62.3	158.3	196.5	40.8	421.9	403.7	391.3
Capital expenditures					(26.4)	(26.7)	(29.5)	(41.2)	(36.0)	(38.2)	(34.6)	(38.5)	(30.6)	(109.3)	(123.9)	(147.4)
Free Cash Flow					58.4	68.1	115.5	37.8	(61.7)	24.1	123.7	158.0	10.2	312.6	279.8	243.9

NOTE: Totals may not sum due to rounding.

17

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	2015	2016	2017
Latex Binders	305	312	307	308	299	310	318	309	301	287	298	276	274	1,233	1,236	1,161
Synthetic Rubber	162	153	152	134	146	148	150	159	179	158	137	144	164	601	604	617
Performance Plastics	338	335	314	297	335	342	314	302	344	325	337	339	351	1,283	1,293	1,345
Polystyrene	397	373	324	374	377	352	335	341	311	345	351	342	308	1,467	1,404	1,349
Feedstocks	209	151	231	165	194	195	207	163	168	238	206	224	143	755	759	836
Trade Volume (MMLbs)	**1,411**	**1,323**	**1,327**	**1,277**	**1,352**	**1,347**	**1,324**	**1,273**	**1,302**	**1,352**	**1,329**	**1,325**	**1,241**	**5,339**	**5,296**	**5,308**
Latex Binders	238	248	255	226	209	232	243	241	289	292	266	250	255	966	925	1,097
Synthetic Rubber	129	115	126	104	102	111	113	124	163	174	119	127	149	475	451	583
Performance Plastics	339	334	322	297	304	326	301	287	337	339	362	381	403	1,292	1,218	1,419
Polystyrene	233	262	223	211	208	221	198	201	228	233	238	241	240	929	828	941
Feedstocks	78	69	103	60	71	79	81	64	87	107	111	103	75	310	294	408
Net Sales	**1,018**	**1,029**	**1,028**	**897**	**894**	**970**	**935**	**917**	**1,104**	**1,145**	**1,097**	**1,102**	**1,122**	**3,972**	**3,717**	**4,448**
Latex Binders	21	15	24	18	19	21	30	24	37	36	32	33	27	79	94	139
Synthetic Rubber	26	18	27	21	23	30	28	29	46	28	(6)	15	26	93	111	83
Performance Plastics	34	44	42	50	59	66	53	53	52	48	62	68	66	169	232	231
Polystyrene	11	24	3	17	14	15	11	12	14	7	9	19	10	54	52	48
Feedstocks	5	35	7	3	21	33	13	14	42	(1)	46	24	42	51	80	111
Americas Styrenics	35	41	32	27	33	38	34	31	18	30	44	31	46	135	136	123
Corporate	(23)	(25)	(21)	(20)	(25)	(21)	(26)	(22)	(27)	(22)	(22)	(21)	(20)	(90)	(95)	(92)
Adjusted EBITDA	**109**	**151**	**116**	**116**	**143**	**182**	**143**	**142**	**182**	**126**	**166**	**169**	**195**	**492**	**611**	**642**
Adj EBITDA Variance Analysis																
Net Timing* Impacts - Fav/(Unfav)																
Latex Binders	6	(5)	0	2	(0)	(4)	2	2	(8)	1	(5)	4	(4)	4	(0)	(8)
Synthetic Rubber	(6)	1	1	(1)	(4)	3	1	6	16	(4)	(25)	0	2	(5)	6	(13)
Performance Plastics	6	2	(4)	1	3	(3)	(1)	1	(2)	(3)	1	2	(0)	5	0	(2)
Polystyrene	(7)	9	(7)	1	(1)	1	1	1	4	(5)	1	3	(2)	(5)	2	3
Feedstocks	(8)	12	(13)	(3)	(2)	4	1	4	11	(11)	4	7	(3)	(13)	7	11
Net Timing* Impacts - Fav/(Unfav)	**(9)**	**19**	**(24)**	**(0)**	**(4)**	**0**	**5**	**14**	**22**	**(23)**	**(24)**	**15**	**(7)**	**(14)**	**15**	**(9)**

*Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

NOTE: Totals may not sum due to rounding.

18